--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               FUNDAMENTAL VALUE
                                   FUND INC.

--------------------------------------------------------------------------------

           CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  MARCH 31, 2001





                              [LOGO] Smith Barney

                                     Mutual Funds

                Your Serious Money. Professionally Managed./SM/



        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

                                                                         [PHOTO]

John Goode

Portfolio Manager
      JOHN GOODE
      PORTFOLIO MANAGER



[PHOTO]

Peter Hable

Portfolio Manager
 PETER HABLE
 PORTFOLIO MANAGER

         Classic Series
   [GRAPHIC]



 Semi-Annual Report . March 31, 2001

 SMITH BARNEY FUNDAMENTAL
 VALUE FUND INC.

      JOHN GOODE

      John Goode has more than 33 years of securities business experience and has managed the Fund since 1990. Education: BA in Economics, MBA from Stanford University.

      PETER J. HABLE*

      Peter Hable has more than 18 years of securities business experience. Mr. Hable holds a BS in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.
--------
   * Peter Hable was named co-manager of the Fund on March 26, 2001.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

      FUND FACTS

      FUND INCEPTION
-----------------------
      November 12, 1981

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
-----------------------
      33 Years (John Goode)
      18 Years (Peter Hable)

                                 CLASS A  CLASS B CLASS L
                       ----------------------------------
                       NASDAQ     SHFVX    SFVBX   SFVCX
                       ----------------------------------
                       INCEPTION 11/12/81 11/6/92 8/10/93
                       ----------------------------------

Average Annual Total Returns as of March 31, 2001

                                    Without Sales Charges/(1)/

                                    Class A   Class B  Class L

                  --------------------------------------------
                  Six Months+        (7.10)%   (7.47)% (7.41)%

                  --------------------------------------------
                  One-Year           (4.16)    (4.92)  (4.85)

                  --------------------------------------------
                  Five-Year          16.16     15.26   15.26

                  --------------------------------------------
                  Ten-Year           16.32       N/A     N/A

                  --------------------------------------------
                  Since Inception++  14.56     15.77   14.78

                  --------------------------------------------

                                     With Sales Charges/(2)/

                                    Class A   Class B  Class L

                  --------------------------------------------
                  Six Months+       (11.75)%  (11.73)% (9.19)%

                  --------------------------------------------
                  One-Year           (8.93)    (9.29)  (6.64)

                  --------------------------------------------
                  Five-Year          14.98     15.14   15.03

                  --------------------------------------------
                  Ten-Year           15.72       N/A     N/A

                  --------------------------------------------
                  Since Inception++  14.26     15.77   14.63

                  --------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 12, 1981, November
    6, 1992 and August 10, 1993, respectively.


What's Inside
Your Investment in the Smith Barney Fundamental Value Fund Inc. ..............1
A Message From the Chairman ..................................................2
Fund at a Glance .............................................................3
A Letter from the Portfolio Managers .........................................4
Historical Performance .......................................................7
Growth of $10,000 ...........................................................10
Schedule of Investments .....................................................11
Statement of Assets and Liabilities .........................................17
Statement of Operations .....................................................18
Statements of Changes in Net Assets .........................................19
Notes to Financial Statements ...............................................20
Financial Highlights ........................................................25

[LOGO] Smith Barney

       Mutual Funds

Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

          YOUR INVESTMENT IN THE SMITH BARNEY FUNDAMENTAL VALUE FUND

John Goode and Peter Hable seek to uncover unrecognized investment opportunities. They evaluate business fundamentals as well as industry outlooks to identify opportunities throughout the market.






                          [GRAPHIC OF Greek Columns]


[GRAPHIC]
A Focused Approach to Value Investing
John and Peter believe that the best long-term results can often be achieved by concentrating on a carefully selected group of securities.

[GRAPHIC]
A Disciplined Investment Approach
John and Peter search for leading businesses with sound fundamentals that are undervalued and, accordingly, have above-average potential for capital growth.

[GRAPHIC]
A Flexible Stock Selection Strategy
John and Peter stock selection process considers both the business fundamentals of a prospective company as well as the outlook for its particular industry and overall economic trends. The Fund has the flexibility to invest across market capitalization and may increase its cash position if capital growth opportunities do not appear attractive.

[GRAPHIC]
Portfolio Manager-Driven Funds--The Classic Series
The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


    1 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

                          A MESSAGE FROM THE CHAIRMAN

                              [PHOTO OF McLendon]

HEATH B. MCLENDON
CHAIRMAN

---------------------

The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries--most notably in the New Economy sectors of technology and telecommunications.

Our opinion is that the stock market in general has experienced a significant correction and appears to be in a period of consolidation. We believe that the major part of the stock market correction is behind us because positive fundamentals of moderate inflation, declining short-term interest rates, and a reasonable level of consumer confidence and spending. Moreover, these trends are supplemented by what we expect will be a significant amount of capital investment in electric utilities generation, and oil and gas development companies. In our view, the prospect of near term tax relief is also another positive factor.

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve as a framework for improved profitability in the months and quarters ahead, and possibly set the stage for a recovery in the latter part of 2001.

The Smith Barney Fundamental Value Fund Inc. ("Fund") seeks capital appreciation by investing in companies that John Goode and Peter Hable deem to have sound fundamentals and that they believe are undervalued in the marketplace. When selecting individual securities, John and Peter consider both the business fundamentals as well as the outlook for their particular industry and overall economic trends. Because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Fund's assets may be invested in the securities of such companies./1/

As the global economy becomes more balanced and the U.S. becomes increasingly plagued by market instability, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well-respected financial institutions.

Thank you for your continued confidence in our investment management.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

April 16, 2001

--------
1 Please note, investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. In particular, stocks of small- and medium-sized companies may experience sharper price fluctuations than stocks of large-sized companies. Also, the Fund may be subject to certain risks of foreign investing including economic, political and social factors, and currency fluctuations.


    2 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

       Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)


 Top Ten Holdings*+

 1. Nasdaq-100 Index Trading Stock....... 3.2%

 2. Alcoa Inc............................  2.9

 3. Countrywide Credit Industries, Inc...  2.8

 4. Chevron Corp.........................  2.4

 5. MGIC Investment Corp.................  2.3

 6. American International Group, Inc....  2.1

 7. American Express Co..................  2.1

 8. International Business Machines Corp.  1.9

 9. Engelhard Corp.......................  1.9

10. McKesson HBOC, Inc...................  1.8


                  Industry Diversification of Common Stocks*+

                                    [CHART]

Chemicals                                                                 3.9%

Electronic Components - Semiconductors                                    5.4%

Financial Services                                                       10.7%

Healthcare                                                                6.2%

Insurance                                                                 4.8%

Metals                                                                    4.5%

Oil and Gas Services                                                      9.0%

Pharmaceuticals                                                           7.2%

Telecommunications                                                        7.3%

Other                                                                    41.0%

                            Investment Breakdown*++

                                  [PIE CHART]

Options Purchased and            0.1%

Corporate Bonds and Notes

Repurchase Agreement             6.3%

Foreign Stock and                1.6%

Convertible Preferred Stock

Common Stock                    92.0%

* All information is as of March 31, 2001. Please note that Fund's holdings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.

    3 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the period ended March 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and briefly outline the Fund's investment strategy. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 11 through 16 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of March 31, 2001 and is subject to change.

Performance Update
For the six months ended March 31, 2001, the Fund's Class A shares, without and with sales charges, returned negative 7.10% and negative 11.75%, respectively. In comparison, the Standard and Poor's 500 Index ("S&P 500")/1/ and the Lipper Inc. peer group ("Lipper")/2/ returned negative 18.74% and negative 1.31%, respectively, for the same period. Past performance is not indicative of future results.

Market & Economic Conditions Affecting Fund Performance
In our opinion, the major economic factor during the last six months has been the unwinding of the technology and telecommunications bubble and the huge loss of shareholder wealth associated with it. At the end of September 2000, the Nasdaq Composite Index/3/ stood at 3,751, and by March 31, 2001, it had fallen by nearly 50% to 1,840 compared to its figure at its peak of just over 5,000 in March of 2000. The unwinding of one of the great "bubbles" in investment history may have caused the loss of approximately $4 trillion in asset values, a meaningful portion of which is permanent. During the last year, many Internet companies failed, and a considerable amount of new debt in the telecommunications sector may be compromised as well. This loss of wealth compares with annual Gross Domestic Product ("GDP")/4/ of approximately $10 trillion. Some economists believe the wealth effect is calculated by taking 5% of the asset loss and spreading it over two years. This implies about $100 billion in reduced consumption in 2002 and 2003, which is far greater than the benefits that may likely accrue from, for example, the mortgage refinancing benefits arising from lower interest rates.

We believe capital expenditures in technology and telecommunications were far above the trend in 2000 as "new era" thinking caused many companies to spend far more than their cash flows on new equipment and services. Freshly minted Internet companies themselves were a new market and may have helped drive spending to unsustainable heights. With the ranks of Internet companies thinning rapidly, equipment sales reversed sharply. We believe, the economy, in the first part of 2001, is facing one of the largest inventory corrections ever seen.

--------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 Lipper is an independent mutual fund-tracking organization. Average annual returns are based on the six-month period as of March 31, 2001, calculated among 569 funds in the multi-cap value funds category.
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
4 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


    4 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

The S&P 500 also was significantly affected by declining values in technology as well as telecommunications. Between September 2000 and March 2001, the S&P 500 fell from 1,437 to 1,160. After accounting for dividends, the S&P declined 18.74%. During the same time period, shares of the Fund declined 7.01%, approximately 37% of the decline for the S&P 500.

What Investment Strategies Were Used and How Did They Affect Performance?
In early 2000, the Fund aggressively sold technology stocks and reduced its technology weighting to about 60% of its weighting in the S&P 500. Assets were re-deployed into such sectors as health care, financials and energy, which performed well over the next few quarters. The Fund's commitment to the energy sector, in particular, has had approximately twice the weight within the S&P 500 Index. In our opinion, these decisions were instrumental in the Fund performing well in 2000 (+16.3%), as well as keeping losses over the last six months substantially lower than losses for the market as a whole. (Of course, past performance is not indicative of future results.)

What Specific Changes Were Made in the Portfolio and Why?
The basic investment philosophy of the Fund is to buy leading franchises when they are selling at depressed prices for reasons thought to be temporary. During the six months ended March 31, 2001, as companies reached prices we believed represented excellent long-term value, we purchased their shares. In addition, many technology shares had fallen 70%-90% and we believed some, once again, represented good values. We began coming off our "low-technology diet" during the last six months and began building back our holdings toward a market weight. In other words, we began to believe it was becoming risky to be underweighted in technology. Technology and telecommunications companies that were added to, or increased in size in the portfolio, included Hewlett Packard Co., Applied Materials, Inc., Corning Inc., LSI Logic Corp., Lattice Semiconductor Corp., Symantec Corp., Intel Corp., Nokia Corp., Nippon Telegraph & Telephone Corp., Compaq Computer Corp., Vishay Intertechnology, Inc., Global Crossing Ltd., Worldcom, Inc., and RealNetworks, Inc. All shares were purchased at much lower prices than prevailed one year ago. For example, we purchased shares of Corning Inc. between $18-$25, compared with its high of $114 in March of 2000.

In the energy sector, we purchased Chevron Corp. and Murphy Oil Corp. and liquidated our position in Arch Coal Inc. Arch had appreciated well over 100% and we decided to take our profits. In our opinion, health care stocks were outstanding performers over much of the last year, and we generally were sellers, reducing but not eliminating holdings in the sector. Selling occurred in McKesson HBOC, Inc., Health Net Inc., AmeriSource Health Corp., and Health Management Associates, Inc. In March 2001, we also added to positions in Merck & Co., Inc. In addition, the well-publicized problems with Schering-Plough Corp. caused us to initiate positions in its shares. We added one significant position in biotechnology as shares of Enzo Biochem, Inc. fell below $20 from a high last year of $138. Enzo Biochem is one of the few biotechnology companies generating cash, and its potential markets are huge compared to its current market capitalization.

Other "leading franchises" added to the portfolio or increased in size included Carnival Corp and Royal Caribbean Cruises Ltd., Callaway Golf Co., Hasbro, Inc., Mattel, Inc., Cendant Corp., Bank One Corp., J.P. Morgan Chase & Co., Barrick Gold Corp., News Corp. Ltd., Duke Energy Corp., Deere & Co., Caterpillar Inc., Fluor Corp., The St. Joe Co., Weyerhaeuser Co., and Marriott International, Inc. We believe all of these companies have outstanding 3-5 year potential and we deem the current downside risk to be acceptable.



    5 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

Market Outlook--Next Six Months
We believe the market will trace out a bottom over the next three to six months. History suggests we are nearing an important low. In 1982, 1987, 1990, and 1998, negative earnings revisions reached very high levels and 2-4 months later the overall market bottomed out. Historically, when analysts finally throw in the towel, much of the bad news for companies is already factored into their share prices. Although we see a bottom forming, it is likely to be drawn out. (Of course, no guarantees can be given that our expectations will be met.)

Earlier we commented on the loss of wealth affecting many consumers and investors. This may limit how fast they return to the stock market. In addition, savings rates have fallen to historically low levels. This may have occurred because many investors felt that rising stock prices (1995-2000) reduced the need to be concerned about current savings. It is likely that many investors will repair their balance sheets in the next few years, and this may temper their consumption and the resulting effect on economic recovery in the next few quarters. (Of course, no guarantees can be given that our expectations will be met.)

Market returns in the future may be less than in the past because price-to-earnings ratio ("P /E")/5/ expansion could have the same effect when compared with recent years. Between 1995 and early 2000, the S&P 500 P /E doubled, which generated 15% per-annum returns from P /E expansion alone. The largest ten companies in the S&P 500 saw their P /Es quadruple in the same period, from 19 times to more than 75 times earnings. We think P /Es will remain about the same over the next few years, with the exception of the largest companies that may continue to lose "P /E altitude".

Thank you for investing in the Smith Barney Fundamental Value Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ John G. Goode                       /s/ Peter J. Hable
John G. Goode                           Peter J. Hable
Vice President and Investment Officer   Vice President and Investment Officer

April 16, 2001

--------
5 The P/E ratio is the price of a stock divided by its earnings per share.


    6 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions   Returns/(1)/

--------------------------------------------------------------------------------
3/31/01                  $15.97    $13.67     $0.00         $1.19      (7.10)%+

--------------------------------------------------------------------------------
9/30/00                   12.90     15.97      0.00          0.83       31.55

--------------------------------------------------------------------------------
9/30/99                   10.07     12.90      0.02          0.72       37.17

--------------------------------------------------------------------------------
9/30/98                   11.37     10.07      0.11          0.52       (6.04)

--------------------------------------------------------------------------------
9/30/97                    9.31     11.37      0.13          0.44       29.53

--------------------------------------------------------------------------------
9/30/96                    8.66      9.31      0.19          0.37       14.73

--------------------------------------------------------------------------------
9/30/95                    8.20      8.66      0.13          0.81       19.94

--------------------------------------------------------------------------------
9/30/94                    8.42      8.20      0.08          0.53        4.92

--------------------------------------------------------------------------------
9/30/93                    7.22      8.42      0.06          0.46       25.23

--------------------------------------------------------------------------------
9/30/92                    6.47      7.22      0.14          0.00       14.01

--------------------------------------------------------------------------------
9/30/91                    5.34      6.47      0.23          0.29       33.47

--------------------------------------------------------------------------------
 Total                                        $1.09         $6.16

--------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions   Returns/(1)/

--------------------------------------------------------------------------------
3/31/01                  $15.63    $13.30     $0.00         $1.19      (7.47)%+

--------------------------------------------------------------------------------
9/30/00                   12.73     15.63      0.00          0.83       30.59

--------------------------------------------------------------------------------
9/30/99                   10.01     12.73      0.00          0.72       36.00

--------------------------------------------------------------------------------
9/30/98                   11.31     10.01      0.03          0.52       (6.79)

--------------------------------------------------------------------------------
9/30/97                    9.26     11.31      0.06          0.44       28.62

--------------------------------------------------------------------------------
9/30/96                    8.62      9.26      0.13          0.37       13.82

--------------------------------------------------------------------------------
9/30/95                    8.16      8.62      0.08          0.81       19.19

--------------------------------------------------------------------------------
9/30/94                    8.37      8.16      0.02          0.53        4.21

--------------------------------------------------------------------------------
Inception* -- 9/30/93      7.31      8.37      0.05          0.46      22.82+

--------------------------------------------------------------------------------
 Total                                        $0.37         $5.87

--------------------------------------------------------------------------------



    7 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions    Returns/(1)/

---------------------------------------------------------------------------------
3/31/01                  $15.62    $13.30     $0.00         $1.19       (7.41)%+

---------------------------------------------------------------------------------
9/30/00                   12.73     15.62      0.00          0.83        30.51

---------------------------------------------------------------------------------
9/30/99                   10.01     12.73      0.00          0.72        36.00

---------------------------------------------------------------------------------
9/30/98                   11.30     10.01      0.03          0.52        (6.70)

---------------------------------------------------------------------------------
9/30/97                    9.26     11.30      0.06          0.44        28.52

---------------------------------------------------------------------------------
9/30/96                    8.62      9.26      0.13          0.37        13.82

---------------------------------------------------------------------------------
9/30/95                    8.16      8.62      0.09          0.81        19.33

---------------------------------------------------------------------------------
9/30/94                    8.37      8.16      0.02          0.53         4.24

---------------------------------------------------------------------------------
Inception* -- 9/30/93      8.15      8.37      0.00          0.00        2.70+

---------------------------------------------------------------------------------
 Total                                        $0.33         $5.41

---------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions    Returns/(1)/

---------------------------------------------------------------------------------
3/31/01                  $16.07    $13.79     $0.00         $1.19       (6.93)%+

---------------------------------------------------------------------------------
9/30/00                   12.93     16.07      0.00          0.83        32.04

---------------------------------------------------------------------------------
9/30/99                   10.10     12.93      0.06          0.72        37.57

---------------------------------------------------------------------------------
9/30/98                   11.40     10.10      0.16          0.52        (6.78)

---------------------------------------------------------------------------------
9/30/97                    9.32     11.40      0.16          0.44        30.06

---------------------------------------------------------------------------------
Inception* -- 9/30/96      8.54      9.32      0.00          0.00       9.13+++

---------------------------------------------------------------------------------
 Total                                        $0.38         $3.70

---------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


    8 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Average Annual Total Returns



                                         Without Sales Charges/(1)/
                                    -----------------------------------
                                    Class A  Class B  Class L  Class Y

         --------------------------------------------------------------
         Six Months Ended 3/31/01+   (7.10)%  (7.47)% (7.41)%   (6.93)%

         --------------------------------------------------------------
         Year Ended 3/31/01          (4.16)   (4.92)  (4.85)    (3.82)

         --------------------------------------------------------------
         Five Years Ended 3/31/01    16.16    15.26   15.26     16.30

         --------------------------------------------------------------
         Ten Years Ended 3/31/01     16.32      N/A     N/A       N/A

         --------------------------------------------------------------
         Inception* through 3/31/01  14.56    15.77   14.78   16.86++

         --------------------------------------------------------------

                                          With Sales Charges/(2)/
                                    -----------------------------------
                                    Class A  Class B  Class L  Class Y

         --------------------------------------------------------------
         Six Months Ended 3/31/01+  (11.75)% (11.73)% (9.19)%   (6.93)%

         --------------------------------------------------------------
         Year Ended 3/31/01          (8.93)   (9.29)  (6.64)    (3.82)

         --------------------------------------------------------------
         Five Years Ended 3/31/01    14.98    15.14   15.03     16.30

         --------------------------------------------------------------
         Ten Years Ended 3/31/01     15.72      N/A     N/A       N/A

         --------------------------------------------------------------
         Inception* through 3/31/01  14.26    15.77   14.63   16.86++

         --------------------------------------------------------------

 Cumulative Total Returns

                                              Without Sales Charges/(1)/

        ----------------------------------------------------------------
        Class A (3/31/91 through 3/31/01)                       353.42%

        ----------------------------------------------------------------
        Class B (Inception* through 3/31/01)                    242.08

        ----------------------------------------------------------------
        Class L (Inception* through 3/31/01)                    186.56

        ----------------------------------------------------------------
        Class Y (Inception* through 3/31/01)                  123.69++

        ----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 ++ During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.



    9 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                           March 1991 -- March 2001

                                    [CHART]



                      Smith Barney Fundamental          Standard & Poor's

                           Value Fund Inc.                   500 Index

  Mar 1991                      9,494                          10,000

  Sep 1991                     10,237                          10,508

  Sep 1992                     11,671                          11,668

  Sep 1993                     14,615                          13,182

  Sep 1994                     15,334                          13,667

  Sep 1995                     18,392                          17,727

  Sep 1996                     21,100                          21,328

  Sep 1997                     27,330                          29,950

  Sep 1998                     25,680                          32,672

  Sep 1999                     35,224                          41,752

  Sep 2000                     46,338                          47,292

  Mar 2001                     43,046                          38,430



+ Hypothetical illustration of $10,000 invested in Class A shares on March 31,
  1991, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2001, compared to the Standard & Poor's 500 Index. The Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


   10 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                             March 31, 2001



   SHARES                          SECURITY                           VALUE

-------------------------------------------------------------------------------
COMMON STOCK -- 92.0%
Aerospace -- 3.2%
     450,000 Boeing Co.                                            $ 25,069,500
     603,433 Honeywell International Inc.                            24,620,066
   1,150,000 Precision Castparts Corp.                               38,007,500
     620,000 Raytheon Co., Class B Shares*                           18,215,600
-------------------------------------------------------------------------------
                                                                    105,912,666
-------------------------------------------------------------------------------
Airlines -- 0.1%
     100,000 Delta Air Lines, Inc.                                    3,950,000
-------------------------------------------------------------------------------
Auto and Truck Manufacturers -- 0.9%
     400,000 General Motors Corp.                                    20,740,000
     217,200 PACCAR Inc.                                              9,733,275
-------------------------------------------------------------------------------
                                                                     30,473,275
-------------------------------------------------------------------------------
Broadcasting and Cable TV -- 0.5%
     500,000 AT&T Corp. -- Liberty Media Corp. -- Class A Shares*     7,000,000
     110,000 Cablevision Systems Corp. -- NY Group Class A Shares*    7,739,600
      55,000 Cablevision Systems Corp. -- Rainbow Media Group*        1,430,000
-------------------------------------------------------------------------------
                                                                     16,169,600
-------------------------------------------------------------------------------
Chemicals -- 3.6%
   1,294,129 Dow Chemical Co.                                        40,855,653
   2,174,100 Engelhard Corp.                                         56,222,226
     100,000 IMC Global Inc.                                          1,230,000
     135,200 PT Inti Indorayon Utama Tbk-Sponsored ADR*                   1,352
     675,000 Rohm & Haas Co.                                         20,796,750
-------------------------------------------------------------------------------
                                                                    119,105,981
-------------------------------------------------------------------------------
Computer Services -- 0.3%
     400,000 DECS Trust IV                                            2,900,000
     100,000 Diebold, Inc.                                            2,746,000
   2,111,000 Genuity Inc.*                                            4,551,844
-------------------------------------------------------------------------------
                                                                     10,197,844
-------------------------------------------------------------------------------
Computer Software -- 3.6%
   1,300,000 Adobe Systems Inc.                                      45,461,000
     527,700 Borland Software Corp.*                                  3,677,409
     260,000 Computer Associates International, Inc.                  7,072,000
     200,000 Electronics For Imaging, Inc.*                           4,925,000
     102,805 Microsoft Corp.*                                         5,622,148
   2,540,000 RealNetworks, Inc.*                                     17,938,750
     500,000 S1 Corp.*                                                3,625,000
   2,782,500 Santa Cruz Operation, Inc.*                              4,434,609
   1,250,000 Santa Cruz Operation, Inc.*+                             1,464,844
     590,000 Symantec Corp.*                                         24,669,375
-------------------------------------------------------------------------------
                                                                    118,890,135
-------------------------------------------------------------------------------
Computers -- 3.2%
     370,000 Compaq Computer Corp.                                    6,734,000
   1,290,000 Hewlett-Packard Co.                                     40,338,300
     603,874 International Business Machines Corp.                   58,080,601
-------------------------------------------------------------------------------
                                                                    105,152,901
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   11 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                 March 31, 2001


          SHARES                   SECURITY                   VALUE

       -----------------------------------------------------------------
        Consumer Products and Services -- 0.6%
          1,000,000   Cendant Corp.*                      $   14,590,000
            100,000   The Procter & Gamble Co.                 6,260,000
       -----------------------------------------------------------------
                                                              20,850,000
       -----------------------------------------------------------------
        Electronic Components - Semiconductors -- 5.0%
            170,000   Analog Devices, Inc.*                    6,160,800
            175,000   Applied Materials, Inc.*                 7,612,500
          1,500,000   Intel Corp.                             39,468,750
          2,000,000   LSI Logic Corp.*                        31,460,000
            715,000   Lattice Semiconductor Corp.*            13,004,063
            171,000   MEMC Electronic Materials, Inc.*         1,188,450
            200,000   Micron Technology, Inc.                  8,306,000
          1,600,986   Texas Instruments Inc.                  49,598,546
            350,000   Vishay Intertechnology, Inc.*            6,965,000
       -----------------------------------------------------------------
                                                             163,764,109
       -----------------------------------------------------------------
        Energy -- 1.6%
          3,333,334   Abacan Resource Corp.*+                      3,750
            841,696   Duke Energy Corp.                       35,974,087
            570,000   Scottish Power PLC ADR                  14,945,400
       -----------------------------------------------------------------
                                                              50,923,237
       -----------------------------------------------------------------
        Financial Services -- 9.9%
            397,500   Ambac Financial Group, Inc.             25,213,425
          1,501,141   American Express Co.                    61,997,123
            750,000   Bank One Corp.                          27,135,000
          1,684,500   Countrywide Credit Industries, Inc.     83,130,075
            346,100   Equifax Inc.                            10,815,625
            706,000   First American Corp.                    18,356,000
            727,898   J.P. Morgan Chase & Co.                 32,682,620
            381,800   MBIA, Inc.                              30,803,624
            604,077   Merrill Lynch & Co., Inc.               33,465,866
       -----------------------------------------------------------------
                                                             323,599,358
       -----------------------------------------------------------------
        Food and Beverages -- 0.8%
            146,600   Peet's Coffee & Tea Inc.*                1,035,363
            602,212   PepsiCo, Inc.                           26,467,217
       -----------------------------------------------------------------
                                                              27,502,580
       -----------------------------------------------------------------
        Gold Mining -- 0.4%
          1,000,000   Barrick Gold Corp.                      14,290,000
       -----------------------------------------------------------------
        Healthcare -- 5.7%
            263,143   Abbott Laboratories                     12,417,718
          1,000,000   Health Management Associates, Inc.*     15,550,000
          1,700,000   Health Net Inc.*                        35,037,000
            553,131   Johnson & Johnson                       48,382,369
          2,000,000   McKesson HBOC, Inc.                     53,500,000
            400,000   UnitedHealth Group Inc.                 23,704,000
       -----------------------------------------------------------------
                                                             188,591,087
       -----------------------------------------------------------------
        Home Building and Construction Services -- 0.9%
            773,700   Clayton Homes, Inc.                      9,323,085
            250,000   Fluor Corp.                             11,125,000
            550,000   Royal Group Technologies Ltd.*           8,079,500
       -----------------------------------------------------------------
                                                              28,527,585
       -----------------------------------------------------------------

                      See Notes to Financial Statements.


   12 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                 March 31, 2001


        SHARES                 SECURITY                   VALUE

       -----------------------------------------------------------------
       Hotels and Motels -- 0.3%
         210,000 Marriott International, Inc.          $  8,647,800
       -----------------------------------------------------------------
       Index -- 2.9%
       2,450,000 Nasdaq-100 Index Tracking Stock         95,917,500
       -----------------------------------------------------------------
       Insurance -- 4.5%
         317,600 Allstate Corp.                          13,320,144
         800,000 American International Group, Inc.      64,400,000
       1,000,000 MGIC Investment Corp.                   68,420,000
       -----------------------------------------------------------------
                                                        146,140,144
       -----------------------------------------------------------------
       Iron and Steel -- 0.5%
       1,000,000 USX-U.S. Steel Group                    14,690,000
       -----------------------------------------------------------------
       Machinery -- 1.1%
         433,180 Caterpillar Inc.                        19,224,528
         436,000 Deere & Co.                             15,844,240
       -----------------------------------------------------------------
                                                         35,068,768
       -----------------------------------------------------------------
       Manufacturing - Diversified -- 0.2%
         180,000 Tyco International Ltd.                  7,781,400
       -----------------------------------------------------------------
       Metals -- 4.2%
       2,443,519 Alcoa Inc.                              87,844,508
         192,000 Allegheny Technologies Inc.              3,342,720
       1,665,400 Brush Engineered Materials Inc.         31,059,710
       1,031,000 RTI International Metals, Inc.*         13,866,950
       -----------------------------------------------------------------
                                                        136,113,888
       -----------------------------------------------------------------
       Motion Pictures -- 0.0%
          10,000 Metro-Goldwyn-Mayer Inc.*                  171,400
       -----------------------------------------------------------------
       Multimedia -- 2.3%
       1,163,401 AOL Time Warner Inc.*                   46,710,550
         900,000 News Corp. Ltd. Sponsored ADR           28,260,000
       -----------------------------------------------------------------
                                                         74,970,550
       -----------------------------------------------------------------
       Oil and Gas Production -- 2.6%
         570,000 Anadarko Petroleum Corp.                35,784,600
         715,900 Burlington Resources Inc.               32,036,525
         206,460 Murphy Oil Corp.                        13,746,107
         109,300 Unocal Corp.                             3,778,501
       -----------------------------------------------------------------
                                                         85,345,733
       -----------------------------------------------------------------
       Oil and Gas Services -- 8.3%
         618,700 Baker Hughes Inc.                       22,464,997
         840,000 Chevron Corp.                           73,752,000
       1,248,000 Conoco Inc.                             35,256,000
         800,000 Halliburton Co.                         29,400,000
         700,000 Royal Dutch Petroleum Co., NY Shares*   38,808,000
       1,500,000 USX-Marathon Group                      40,425,000
       1,600,000 Varco International, Inc.*              33,040,000
       -----------------------------------------------------------------
                                                        273,145,997
       -----------------------------------------------------------------
       Paper Products -- 1.0%
         352,520 International Paper Co.                 12,718,922
         411,900 Weyerhaeuser Co.                        20,920,401
       -----------------------------------------------------------------
                                                         33,639,323
       -----------------------------------------------------------------

                      See Notes to Financial Statements.


   13 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                 March 31, 2001


 SHARES                       SECURITY                         VALUE

-----------------------------------------------------------------------------
Pharmaceuticals -- 6.6%
1,068,800 Advanced Polymer Systems, Inc.*                   $  2,204,400
   60,000 AeroGen, Inc.*                                         255,000
       10 Alliance Pharmaceutical Corp.*                              33
   89,927 American Home Products Corp.                         5,283,211
  700,000 AmeriSource Health Corp., Class A Shares*           34,335,000
1,977,724 Aphton Corp.*                                       40,543,342
  225,000 Bristol-Myers Squibb Co.                            13,365,000
  147,500 Columbia Laboratories, Inc.*                           887,950
  654,540 Enzo Biochem, Inc.*                                 10,989,727
  400,000 ICN Pharmaceuticals, Inc.                           10,172,000
  500,000 Merck & Co., Inc.                                   37,950,000
  150,300 NexMed, Inc.*                                          657,563
  544,134 NexMed, Inc.*+                                       1,772,687
  275,000 Pharmacia Corp.                                     13,851,750
1,200,000 Schering-Plough Corp.                               43,836,000
-----------------------------------------------------------------------------
                                                             216,103,663
-----------------------------------------------------------------------------
Real Estate -- 0.5%
  749,700 The St. Joe Co.                                     17,100,657
-----------------------------------------------------------------------------
Recreational Activities and Products -- 2.3%
  451,698 Callaway Golf Co.                                   10,032,213
1,900,000 Carnival Corp.                                      52,573,000
  600,000 Royal Caribbean Cruises Ltd.                        13,830,000
-----------------------------------------------------------------------------
                                                              76,435,213
-----------------------------------------------------------------------------
Retail -- 1.1%
  713,700 Albertson's, Inc.                                   22,709,934
  525,000 Circuit City Stores, Inc.                            5,565,000
  200,000 Costco Wholesale Corp.*                              7,850,000
-----------------------------------------------------------------------------
                                                              36,124,934
-----------------------------------------------------------------------------
Telecommunications -- 6.7%
  305,056 ALLTEL Corp.                                        16,003,238
1,075,000 AT&T Corp.                                          22,897,500
  620,000 Avaya Inc.*                                          8,060,000
1,200,000 Cox Communications, Inc.*                           53,388,000
2,250,000 Global Crossing Ltd.*                               30,352,500
  138,893 GrandeTel Technologies, Inc.*                           11,111
  300,000 Mobile Telesystems - Sponsored ADR*                  7,800,000
  900,000 Nippon Telegraph & Telephone Corp - Sponsored ADR   29,052,000
  340,000 PT Indosat (Persero) Tbk ADR                         2,590,800
   84,000 Rostelecom - Sponsored ADR*                            386,400
2,700,000 WorldCom, Inc.*                                     50,456,250
-----------------------------------------------------------------------------
                                                             220,997,799
-----------------------------------------------------------------------------
Telecommunications Equipment -- 4.3%
1,650,000 Corning Inc.                                        34,138,500
  150,000 Juniper Networks, Inc.*                              5,694,000
  105,000 Loral Space & Communications Ltd.*                     229,950
3,000,941 Lucent Technologies, Inc.                           29,919,382
3,200,000 Motorola, Inc.                                      45,632,000
  710,000 Nokia Corp - Sponsored ADR                          17,040,000
  525,000 Nortel Networks Corp.                                7,376,250
-----------------------------------------------------------------------------
                                                             140,030,082
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.


   14 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                 March 31, 2001


    SHARES                                SECURITY                             VALUE

---------------------------------------------------------------------------------------------
 Toys -- 2.1%
      2,530,000   Hasbro, Inc.                                             $   32,637,000
      2,000,000   Mattel, Inc.                                                 35,480,000
---------------------------------------------------------------------------------------------
                                                                               68,117,000
---------------------------------------------------------------------------------------------
 Waste Management Services -- 0.2%
        506,000   Casella Waste Systems, Inc.*                                  4,522,375
         57,800   IMCO Recycling Inc.                                             260,678
---------------------------------------------------------------------------------------------
                                                                                4,783,053
---------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $2,363,173,191)                                  3,019,225,262
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 FOREIGN STOCK -- 1.6%
 Canada -- 0.0%
         26,000   Abacan Resource Corp.*                                               39
---------------------------------------------------------------------------------------------
 Japan -- 0.8%
      3,000,000   Hitachi, Ltd.                                                25,687,143
---------------------------------------------------------------------------------------------
 United Kingdom -- 0.8%
      3,900,000   Scottish Power PLC                                           25,948,878
---------------------------------------------------------------------------------------------
                  TOTAL FOREIGN STOCK
                  (Cost -- $54,448,208)                                        51,636,060
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

     FACE
    AMOUNT                                SECURITY                             VALUE

---------------------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES -- 0.0%
 Chemicals and Plastics -- 0.0%
$        26,000   Key Plastics Inc., 10.250% due 3/15/07 (Cost -- $12,889)              3
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

   CONTRACTS                              SECURITY                             VALUE

---------------------------------------------------------------------------------------------
 OPTIONS PURCHASED -- 0.1%
 Metals -- 0.0%
         24,435   Alcoa Inc., Put @ $32.50, Expire 4/21/01                      1,588,275
---------------------------------------------------------------------------------------------
 Telecommunications Equipment -- 0.1%
         30,009   Lucent Technologies, Inc., Put @ $10, Expire 4/21/01          2,850,855
---------------------------------------------------------------------------------------------
                  TOTAL OPTIONS PURCHASED
                  (Cost -- $4,756,927)                                          4,439,130
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

    SHARES                                SECURITY                             VALUE

---------------------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK -- 0.0%
         54,818   Webforia Inc. (Cost -- $500,000)                                500,000
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   15 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                 March 31, 2001



  WARRANTS                                                 SECURITY                                                    VALUE

---------------------------------------------------------------------------------------------------------------------------------
  WARRANTS -- 0.0%
     272,067   Nexmed Inc., Expire 2/3/02*+                                                                        $            0
     156,250   Santal Cruz Operation Inc., Expire 9/15/02*+                                                                     0
      10,719   Webforia Inc., Expire 7/14/05*+                                                                                  0
---------------------------------------------------------------------------------------------------------------------------------
               TOTAL WARRANTS
               (Cost -- $0)                                                                                                     0
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                                  SECURITY                                                    VALUE

---------------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS -- 6.3%
$102,712,000   Goldman Sachs Securities & Co., 5.250% due 4/2/01; Proceeds at maturity -- $102,756,937;
                 (Fully collateralized by U.S. Treasury Bills, Notes and Bonds,
                 0.000% to 12.000% due 4/30/01 to 2/15/26; Market value -- $104,766,241)                              102,712,000
 104,962,000   UBS Warburg LLC., 5.230% due 4/2/01; Proceeds at maturity -- $105,007,715;
                 (Fully collateralized by U.S. Treasury Notes, 6.250% due 7/31/02; Market value -- $107,062,290)      104,962,000
---------------------------------------------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost -- $207,674,000)                                                                                 207,674,000
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $2,630,565,215**)                                                                          $3,283,474,455
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

 * Non-income producing security.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.


 Schedule of Options Written (unaudited)                         March 31, 2001

                                                        STRIKE
CONTRACTS                                    EXPIRATION PRICE   VALUE

-----------------------------------------------------------------------
   13,000 Adobe Systems Inc.                 4/21/01    $70.00 $260,000
   24,435 Alcoa Inc.                         4/21/01     42.50  305,438
   30,009 Lucent Technologies                4/21/01     15.00  300,090
-----------------------------------------------------------------------
          TOTAL OPTIONS WRITTEN
          (Premiums Received -- $10,816,370)                   $865,528
-----------------------------------------------------------------------

                      See Notes to Financial Statements.


   16 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)                 March 31, 2001



ASSETS:
   Investments, at value (Cost -- $2,630,565,215)                                            $3,283,474,455
   Cash                                                                                             752,068
   Receivable for Fund shares sold                                                               15,506,175
   Receivable for securities sold                                                                 3,747,614
   Dividends and interest receivable                                                              2,550,724
-----------------------------------------------------------------------------------------------------------
   Total Assets                                                                               3,306,031,036
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                               6,643,310
   Investment advisory fee payable                                                                1,319,814
   Distribution fee payable                                                                         945,090
   Written options, at value (Premiums received -- $10,816,370) (Note 5)                            865,528
   Administration fee payable                                                                       397,994
   Payable for Fund shares purchased                                                                147,198
   Accrued expenses                                                                                 564,523
-----------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                             10,883,457
-----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $3,295,147,579
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                               $      244,890
   Capital paid in excess of par value                                                        2,561,003,600
   Undistributed net investment income                                                            2,776,228
   Accumulated net realized gain from security transactions, options and foreign currencies      68,274,063
   Net unrealized appreciation of investments, options and foreign currencies                   662,848,798
-----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $3,295,147,579
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                                       91,616,874
----------------------------------------------------------------------------------------------------------

   Class B                                                                                      103,202,345
----------------------------------------------------------------------------------------------------------

   Class L                                                                                       42,718,996
----------------------------------------------------------------------------------------------------------

   Class Y                                                                                        7,351,866
----------------------------------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                                                    $13.67
----------------------------------------------------------------------------------------------------------

   Class B *                                                                                         $13.30
----------------------------------------------------------------------------------------------------------

   Class L **                                                                                        $13.30
----------------------------------------------------------------------------------------------------------

   Class Y (and redemption price)                                                                    $13.79
----------------------------------------------------------------------------------------------------------

Maximum Public Offering Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                                 $14.39
----------------------------------------------------------------------------------------------------------

   Class L (net asset value plus 1.01% of net asset value per share)                                 $13.43
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


   17 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Operations (unaudited)    For the Six Months Ended March 31, 2001


INVESTMENT INCOME:
   Dividends                                                    $  16,283,819
   Interest                                                         7,318,850
   Less: Foreign withholding tax                                     (195,843)
-------------------------------------------------------------------------------
   Total Investment Income                                         23,406,826
-------------------------------------------------------------------------------
EXPENSES:
   Distribution fee (Note 3)                                       10,144,864
   Investment advisory fee (Note 3)                                 7,802,647
   Administration fee (Note 3)                                      2,764,951
   Shareholder and system servicing fees                              846,072
   Audit and legal                                                     69,921
   Custody                                                             49,589
   Registration fees                                                   49,589
   Shareholder communications                                          42,933
   Directors' fees                                                     39,672
   Other                                                               16,861
-------------------------------------------------------------------------------
   Total Expenses                                                  21,827,099
-------------------------------------------------------------------------------
Net Investment Income                                               1,579,727
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 4 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)       74,472,965
     Options written                                                9,392,168
     Options purchased                                             19,865,607
     Foreign currency transactions                                    (37,454)
-------------------------------------------------------------------------------
   Net Realized Gain                                              103,693,286
-------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation (Note 8)              (352,829,977)
-------------------------------------------------------------------------------
Net Loss on Investments, Options and Foreign Currencies          (249,136,691)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(247,556,964)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   18 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended March 31, 2001 (unaudited) and the Year Ended September 30, 2000

                                                                                 2001            2000

-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                             $    1,579,727  $   (3,179,119)
   Net realized gain                                                           103,693,286     220,369,082
   (Increase) decrease in net unrealized depreciation                         (352,829,977)    329,782,399
-----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                          (247,556,964)    546,972,362
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                         (221,891,799)   (114,538,419)
-----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets from Distributions to Shareholders                  (221,891,799)   (114,538,419)
-----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                          1,175,355,293   1,099,089,684
   Net asset value of shares issued in connection with the transfer of the
     Citi Select 500 Growth Plus Fund's net assets (Note 8)                     36,485,524              --
   Net asset value of shares issued in connection with the transfer of the
     Smith Barney Natural Resources Fund's net assets (Note 8)                  34,382,945              --
   Net asset value of shares issued in connection with the transfer of the
     Smith Barney Contrarian Fund's net assets (Note 8)                                 --     151,841,253
   Net asset value of shares issued for reinvestment of dividends              205,378,486     104,227,494
   Cost of shares reacquired                                                  (441,521,201)   (763,154,688)
-----------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                       1,010,081,047     592,003,746
-----------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                         540,632,284   1,024,437,689

NET ASSETS:
   Beginning of period                                                       2,754,515,295   1,730,077,606
-----------------------------------------------------------------------------------------------------------
   End of period*                                                           $3,295,147,579  $2,754,515,295
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                              $2,776,228      $1,233,955
-----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   19 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $3,363,469 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

3. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor of the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next $0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of average daily net assets; 0.16% on the


   20 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders
next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended March 31, 2001, the Fund paid transfer agent fees of $1,240,035 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as a member of the selling group. For the six months ended March 31, 2001, SSB received total brokerage commissions of $130,818.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2001, SSB received sales charges of approximately $7,179,000 and $1,536,000 on sales of the Fund's Class A and L shares, respectively.

In addition, CDSCs paid to SSB were approximately:

                              Class A Class B  Class L

                        -------------------------------
                        CDSCs  $5,000 $455,000 $772,000
                        -------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended March 31, 2001, total Distribution Plan fees incurred were:

                                    Class A    Class B    Class L

            -------------------------------------------------------
            Distribution Plan Fees $1,497,779 $6,758,930 $1,888,155
            -------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

4. Investments

During the six months ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:



------------------------
Purchases $1,345,167,338
------------------------
Sales        602,346,122


------------------------

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:



--------------------------------------------
Gross unrealized appreciation $ 832,478,145
Gross unrealized depreciation  (179,568,905)
--------------------------------------------
Net unrealized appreciation   $ 652,909,240


--------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.



   21 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

At March 31, 2001, the Fund held purchased put options with a total cost of $4,756,927.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the six months ended March 31, 2001:

                                                      Number of
                                                      Contracts   Premiums

   --------------------------------------------------------------------------
   Options written, outstanding at September 30, 2000   17,000  $  8,403,071
   Options written                                     159,969    41,449,800
   Options cancelled in closing purchase transactions  (91,525)  (33,271,015)
   Options expired                                     (18,000)   (5,765,486)
   --------------------------------------------------------------------------
   Options written, outstanding at March 31, 2001       67,444  $ 10,816,370
   --------------------------------------------------------------------------

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Interest income earned by the Fund from securities loaned for the six months ended March 31, 2001 was $53,301.

At March 31, 2001, the Fund had no securities on loan.

7. Capital Loss Carryforward

At September 30, 2000, the Fund had, for Federal income tax purposes, approximately $6,781,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2007. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.



   22 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

8. Transfers of Net Assets

On June 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Contrarian Fund, pursuant to a plan of reorganization approved by Smith Barney Contrarian shareholders on January 7, 2000. Total shares issued by the Fund and the total net assets of the Smith Barney Contrarian Fund and the Fund on the date of transfer were as follows:

                             Shares Issued   Total Net Assets of the    Total Net Assets
Acquired Fund                 by the Fund  Smith Barney Contrarian Fund   of the Fund

----------------------------------------------------------------------------------------
Smith Barney Contrarian Fund     9,766,399         $151,841,256           $2,351,193,626
----------------------------------------------------------------------------------------

The total net assets of the Smith Barney Contrarian Fund before acquisition include unrealized appreciation of $21,854,826. Total net assets of the Fund immediately after the transfer were $2,503,034,882. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On October 13, 2000, the Fund acquired the assets and certain liabilities of the Citi Select 500 Growth Plus Fund ("Citi 500 Growth Plus Fund") pursuant to a plan of reorganization approved by Citi 500 Growth Plus Fund shareholders on October 2, 2000. Total shares issued by the Fund and the total net assets of the Citi 500 Growth Plus Fund and the Fund on the date of transfer were as follows:

                          Shares Issued  Total Net Assets of the  Total Net Assets
Acquired Fund              by the Fund  Citi 500 Growth Plus Fund   of the Fund

----------------------------------------------------------------------------------
Citi 500 Growth Plus Fund     2,359,302        $36,485,524          $2,676,328,241
----------------------------------------------------------------------------------

The total net assets of the Citi 500 Growth Plus Fund before acquisition included unrealized depreciation of $2,099,952. Total net assets of the Fund immediately after the transfer were $2,712,813,765. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On December 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Natural Resources Fund ("Natural Resources Fund") pursuant to a plan of reorganization approved by Natural Resources Fund shareholders on December 5, 2000. Total shares issued by the Fund and the total net assets of the Natural Resources Fund and the Fund on the date of transfer were as follows:

                        Shares Issued Total Net Assets of the Total Net Assets
 Acquired Fund           by the Fund  Natural Resources Fund    of the Fund

 -----------------------------------------------------------------------------
 Natural Resources Fund     2,424,012             $34,382,945   $2,850,203,358
 -----------------------------------------------------------------------------

The total net assets of the Natural Resources Fund before acquisition included unrealized appreciation of $5,208,080. Total net assets of the Fund immediately after the transfer were $2,884,586,303. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


   23 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

9. Capital Shares

At March 31, 2001, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each class:

                            Class A      Class B      Class L      Class Y

    ------------------------------------------------------------------------
    Total Paid-in Capital $968,382,815 $943,137,411 $581,716,658 $68,011,606
    ------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                 Six Months Ended March 31, 2001 Year Ended September 30, 2000
                                                 ------------------------------- -----------------------------
                                                     Shares          Amount         Shares         Amount

--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                         28,029,456    $ 452,213,383    42,106,226   $ 638,927,557
Net asset value of shares issued
 in connection with the transfer of the
 Citi Select 500 Growth Plus Fund's net assets       2,342,231       36,227,292            --              --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Natural Resources Fund's net asset     1,182,649       16,992,651            --              --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Contrarian Fund's net assets                  --               --     2,767,132      43,610,586
Shares issued on reinvestment                        5,961,447       83,453,844     3,298,058      43,864,179
Shares reacquired                                  (13,830,342)    (241,424,981)  (33,001,652)   (497,474,094)
--------------------------------------------------------------------------------------------------------------
Net Increase                                        23,685,441    $ 347,462,189    15,169,764   $ 228,928,228
--------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                         21,347,699    $ 311,565,201    19,571,795   $ 289,308,774
Net asset value of shares issued
 in connection with the transfer of the
 Citi Select 500 Growth Plus Fund's net assets          17,071          258,232            --              --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Natural Resources Fund's net asset     1,063,355       14,897,572            --              --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Contrarian Fund's net assets                  --               --     6,300,586   $  97,435,893
Shares issued on reinvestment                        7,124,638       97,276,014     4,174,899      54,691,182
Shares reacquired                                  (10,968,617)    (163,986,889)  (14,854,599)   (215,392,261)
--------------------------------------------------------------------------------------------------------------
Net Increase                                        18,584,146    $ 260,010,130    15,192,681   $ 226,043,588
--------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                         26,282,996    $ 377,580,914    11,358,340   $ 169,939,868
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Natural Resources Fund's net asset       178,008        2,492,722            --              --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Contrarian Fund's net assets                  --               --       698,681      10,794,777
Shares issued on reinvestment                        1,692,488       23,101,513       433,317       5,672,133
Shares reacquired                                   (2,443,655)     (35,165,850)   (2,112,161)    (30,532,533)
--------------------------------------------------------------------------------------------------------------
Net Increase                                        25,709,837    $ 368,009,299    10,378,177   $ 155,874,245
--------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                          2,276,365    $  33,995,795        69,534   $     913,485
Shares issued on reinvestment                          109,646        1,547,115            --              --
Shares reacquired                                      (57,553)        (943,481)   (1,307,013)    (19,755,800)
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                              2,328,458    $  34,599,429    (1,237,479)  $ (18,842,315)
--------------------------------------------------------------------------------------------------------------


   24 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares                                   2001/(1)(2)/                 2000/(2)/                1999/(2)/

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $15.97                     $12.90                  $10.07
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                           0.04                       0.04                    0.04
 Net realized and unrealized gain (loss)        (1.15)                      3.86                    3.53
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (1.11)                      3.90                    3.57
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                             --                         --                   (0.02)
 Net realized gains                             (1.19)                     (0.83)                  (0.72)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.19)                     (0.83)                  (0.74)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $13.67                     $15.97                  $12.90
-----------------------------------------------------------------------------------------------------------------------
Total Return                                  (7.10)%++                    31.55%                  37.17%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $1,252,841                 $1,085,196                $680,603
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.01%+                      1.06%                   1.17%
 Net investment income                          0.54+                       0.29                    0.35
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            22%                        38%                     43%
-----------------------------------------------------------------------------------------------------------------------

Class A Shares                             1998/(2)/               1997      1996

------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $11.37                  $ 9.31     $8.66
------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.09                    0.11      0.20
 Net realized and unrealized gain (loss)    (0.76)                   2.52      1.01
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.67)                   2.63      1.21
-------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.11)                  (0.13)    (0.19)
 Net realized gains                         (0.52)                  (0.44)    (0.37)
-------------------------------------------------------------------------------------
Total Distributions                         (0.63)                  (0.57)    (0.56)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.07                  $11.37     $9.31
-------------------------------------------------------------------------------------
Total Return                                (6.04)%                 29.53%    14.73%
-------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $520,627                $606,054  $458,208
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.15%                   1.14%     1.22%
 Net investment income                       0.81                    1.14      2.32
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                        41%                     46%       57%
-------------------------------------------------------------------------------------

(1) For the six months ended March 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of total return for the year.
 +  Annualized.


   25 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class B Shares                                   2001/(1)(2)/                2000/(2)/               1999/(2)/

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $15.63                     $12.73                $10.01
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                   (0.02)                     (0.07)                (0.05)
 Net realized and unrealized gain (loss)        (1.12)                      3.80                  3.49
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (1.14)                      3.73                  3.44
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                             --                         --                    --
 Net realized gains                             (1.19)                     (0.83)                (0.72)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.19)                     (0.83)                (0.72)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $13.30                     $15.63                $12.73
---------------------------------------------------------------------------------------------------------------------
Total Return                                  (7.47)%++                    30.59%                36.00%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $1,372,952                 $1,322,865              $884,088
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.80%+                      1.84%                 1.94%
 Net investment income (loss)                  (0.25)+                     (0.50)                (0.42)
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            22%                        38%                   43%
---------------------------------------------------------------------------------------------------------------------

Class B Shares                                1998/(2)/             1997      1996

------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $11.31                  $ 9.26     $8.62
------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                0.00*                   0.03      0.13
 Net realized and unrealized gain (loss)    (0.75)                   2.52      1.01
------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.75)                   2.55      1.14
------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.03)                  (0.06)    (0.13)
 Net realized gains                         (0.52)                  (0.44)    (0.37)
------------------------------------------------------------------------------------
Total Distributions                         (0.55)                  (0.50)    (0.50)
------------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.01                  $11.31     $9.26
------------------------------------------------------------------------------------
Total Return                                (6.79)%                 28.62%    13.82%
------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $716,239                $930,436  $703,552
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.92%                   1.90%     1.97%
 Net investment income (loss)                0.04                    0.38      1.56
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        41%                     46%       57%
------------------------------------------------------------------------------------

(1) For the six months ended March 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



   26 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class L Shares                                   2001/(1)(2)/                 2000/(2)/                1999/(2)/

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $15.62                     $12.73                    $10.01
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                 (0.01)                     (0.07)                    (0.05)
 Net realized and unrealized gain (loss)      (1.12)                      3.79                      3.49
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.13)                      3.72                      3.44
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           --                         --                        --
 Net realized gains                           (1.19)                     (0.83)                    (0.72)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.19)                     (0.83)                    (0.72)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $13.30                     $15.62                    $12.73
-----------------------------------------------------------------------------------------------------------------------
Total Return                                (7.41)%++                    30.51%                    36.00%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $567,999                   $265,713                   $84,402
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.76%+                      1.86%                     1.95%
 Net investment income (loss)                (0.19)+                     (0.47)                    (0.43)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          22%                        38%                       43%
-----------------------------------------------------------------------------------------------------------------------

Class L Shares                            1998/(2)(3)/                   1997     1996

-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.30                      $ 9.26    $8.62
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                  0.00*                       0.03     0.14
 Net realized and unrealized gain (loss)      (0.74)                       2.51     1.00
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.74)                       2.54     1.14
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.03)                      (0.06)   (0.13)
 Net realized gains                           (0.52)                      (0.44)   (0.37)
-----------------------------------------------------------------------------------------
Total Distributions                           (0.55)                      (0.50)   (0.50)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period               $10.01                      $11.30    $9.26
-----------------------------------------------------------------------------------------
Total Return                                  (6.70)%                     28.52%   13.82%
-----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $57,367                     $71,874  $44,539
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.93%                       1.92%    1.96%
 Net investment income (loss)                  0.03                        0.36     1.52
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                          41%                         46%      57%
-----------------------------------------------------------------------------------------

(1) For the six months ended March 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


   27 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class Y Shares                                   2001/(1)(2)/                 2000/(2)/                1999/(2)/

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $16.07                    $12.93                     $10.10
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.06                      0.08                       0.09
 Net realized and unrealized gain (loss)      (1.15)                     3.89                       3.52
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.09)                     3.97                       3.61
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           --                        --                      (0.06)
 Net realized gains                           (1.19)                    (0.83)                     (0.72)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.19)                    (0.83)                     (0.78)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $13.79                    $16.07                     $12.93
-----------------------------------------------------------------------------------------------------------------------
Total Return                                (6.93)%++                   32.04%                     37.57%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $101,356                   $80,740                    $80,984
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.72%+                     0.75%                      0.82%
 Net investment income                        0.84+                      0.56                       0.71
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          22%                       38%                        43%
-----------------------------------------------------------------------------------------------------------------------
Class Y Shares                            1998/(2)/                     1997     1996/(3)/

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $11.40                        $9.32      $8.54
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.12                         0.14       0.23
 Net realized and unrealized gain (loss)   (0.74)                        2.54       0.55
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.62)                        2.68       0.78
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.16)                       (0.16)        --
 Net realized gains                        (0.52)                       (0.44)        --
-------------------------------------------------------------------------------------------------
Total Distributions                        (0.68)                       (0.60)        --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.10                       $11.40      $9.32
-------------------------------------------------------------------------------------------------
Total Return                               (6.78)%                      30.06%    9.13%#++
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $62,551                     $108,578    $44,641
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.79%                        0.78%     0.75%+
 Net investment income                      1.15                         1.48      2.58+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       41%                          46%        57%
-------------------------------------------------------------------------------------------------

(1) For the six months ended March 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from October 13, 1995 (inception date) to September 30,
    1996.
 # During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the year beginning January 31, 1996, which represents the date new share purchases were made into this class.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


   28 Smith Barney Fundamental Value Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                          FUNDAMENTAL VALUE FUND INC.



            DIRECTORS                   INVESTMENT ADVISOR
            Lloyd J. Andrews            Smith Barney
            Robert M. Frayn, Jr.        Fund Management LLC
            Leon P. Gardner
            David E. Maryatt            DISTRIBUTORS
            Heath B. McLendon, Chairman Salomon Smith Barney Inc.
            Frederick O. Paulsell       PFS Distributors, Inc.
            Jerry A. Viscione
            Julie W. Weston             CUSTODIAN
                                        PFPC Trust Company
            OFFICERS
            Heath B. McLendon           TRANSFER AGENT
            President and               Citi Fiduciary Trust Company
            Chief Executive Officer     125 Broad Street, 11th Floor
                                        New York, New York 10004
            Lewis E. Daidone
            Senior Vice President       SUB-TRANSFER AGENT
            and Treasurer               PFPC Global Fund Services
                                        P.O. Box 9699
            John G. Goode               Providence, Rhode Island
            Vice President and          02940-9699
            Investment Officer

            Peter Hable
            Investment Officer

            Irving P. David
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Fundamental Value Fund Inc.



 This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01118 5/01